UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 20, 2018 (September 12, 2018)

Newgioco Group, Inc

(Exact name of Registrant as specified in its charter)

Delaware	000-50045	33-0823179
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Adelaide Street West, Suite 701

Toronto, Ontario M5H 2K4, Canada

(Address of Principal Executive Offices)

+39 391 306 4134

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2018, the board of directors of Newgioco Group, Inc. (the “Company”) appointed Elizabeth MacLean as Vice President Finance and Accounting. There is no family relationship between Ms. MacLean and any of our other officers and directors. There are no understandings or arrangements between Ms. MacLean and any other person pursuant to which Ms. MacLean was appointed Vice President Finance and Accounting.

Set forth below is the biographical information on Ms. MacLean, as required by Item 401 of Regulation S-K.

Elizabeth MacLean has more than 20 years of experience leading finance teams in various industries in both the United States and the United Kingdom. Since September 2016, Ms. MacLean has served as the Treasurer of H. MacLean Realty Company, Inc. (“MacLean Realty”) and since September 2017, she has served as Interim President of MacLean Realty. Since August 2018, Ms. MacLean has served as an adjunct faculty member at Ottawa University. From October 2016 to October 2017, Ms. MacLean served as Director, Financial Planning and Analytics for Blackboard Transact, and from October 2009 until March 2016, she served as Director, Financial Planning and Analytics for Apollo Education Group/University of Phoenix. She also previously served as Global Lead for Financial Systems and Processes for Progressive Gaming International; Global Implementation Leader, SAP Finance Modules and IT Business Partner for Finance for Honeywell Process Solutions; Director, Digital Works for Honeywell; Director, Business Development for Honeywell eVentures; Foreign Exchange and Commodities Hedging Manager for Honeywell Corporate Treasury; and Cost Accounting and Activity-Based Costing Manager for AlliedSignal Aerospace. Ms. MacLean received an MBA in global finance from Stanford University’s Graduate School of Business and a bachelor of arts in biology from the University of Chicago.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2018	Newgioco Group, Inc.

By: /s/ Michele Ciavarella
Michele Ciavarella
Chief Executive Officer